SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) - August 3, 2000
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                            AMERICAN ECO CORPORATION
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             (Exact name of registrant as specified in its charter)


     Ontario, Canada                  0-10621               52-1742490
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(State or other jurisdiction   (Commission File Number)    (IRS Employer
    of Incorporation)                                      Identification No.)


          3934FM 1960 West, Suite 200, Houston, Texas            77068
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          (Address of principal executive offices)             (zip code)


       Registrant's telephone number, including area code - (281) 580-3753
                                                            --------------

             154 University Avenue, Toronto, Ontario, Canada M5H 3Y9
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          (Former Name or Former Address, if changed since last report)


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Item 3. Bankruptcy or Receivership.
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          On August 4, 2000, American Eco Corporation (the "Company"), and its
subsidiaries filed for protection under the relevant bankruptcy laws in the United States and Canada.

          American Eco Holding Corp., a wholly-owned subsidiary of the Company, together with other United States subsidiaries filed petitions pursuant to Chapter 11 of the federal bankruptcy code in the United States Bankruptcy Court, District of Delaware (Case No. 00-3253, administratively consolidated). The Company will operate as a debtor-in-possession. Simultaneously, the Company and its Canadian subsidiaries filed petitions under the Companies Creditors Arrangement Act (the "CCAA") in the Superior Court of Justice, Ontario, Canada, before Judge Swinton (File No.00-CL-3841). Pending before the respective Courts are motions for approval for a cross-border insolvency protocol.

          General Electric Credit Corporation ("GECC"), the Company's primary secured lender, agreed to provide the Company with debtor-in-possession financing in the amount of $7,000,000 in excess of the present borrowing limits under the GECC credit facility.

          In the Canadian proceeding, PricewaterhouseCoopers LLP ("PwC") is the Court appointed monitor. In the US proceeding, the debtors have sought Court approval to retain PwC as financial advisors and accountants, but not auditors. In June 2000, the Company had retained PwC's business recovery services unit in Toronto, Ontario as a consultant with respect to pre-petition matters.

Item 4. Changes in Registrant's Certifying Accountant.
-----------------------------------------------------

          On August 3, 2000, PwC advised the Company that PwC was resigning as the Company's independent public accountants. PwC had served as the Company's independent public accountants for the three fiscal years ended November 30, 1999. (See Item 3 of this Report.)

          In neither of the Company's past two fiscal years did the PwC report on the Company's annual financial statements contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

          In connection with its audits for the two most recent fiscal years and through August 3, 2000, the Company has not had any disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PwC, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

          The Company has requested and received from PwC a letter dated August 17, 2000 addressed to the SEC stating that PwC agrees with the above statements by the Company. A copy of the PwC letter is attached as Exhibit 16 to this report.

          The Company has not engaged a new independent accountant.


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Item 7. Financial Statements and Exhibits.
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(c)  Exhibits

     16.  Letter, dated August 17, 2000, from PricewaterhouseCoopers LLP

     99.  Press Release, dated August 4, 2000.


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


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICAN ECO CORPORATION
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                                             (Registrant)


Dated:  August 17, 2000                 By   /s/ J.C. Pennie
                                          -------------------------------------
                                                 J. C . Pennie
                                                 Chairman


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